(20) TAXES, FEES AND CONTRIBUTIONS (Details) - BRL (R$) R$ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Current
IRPJ (corporate income tax)	R$ 59,026	R$ 42,793
CSLL (social contribution on net income)	22,430	14,434
Income tax and social contribution	81,457	57,227
ICMS (State VAT)	403,492	416,096
PIS (tax on revenue)	32,486	28,759
COFINS (tax on revenue)	141,757	126,939
Other	51,111	52,522
Other taxes	628,846	624,316
Total	710,303	681,544
Noncurrent
PIS (tax on revenue)	R$ 18,839	R$ 26,814